Exhibit 99.2
                                                                    ------------


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Maxcor Financial Group Inc., a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

      1. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003                /s/ Gilbert D. Scharf
                                    ------------------------------
                                    Gilbert D. Scharf
                                    Chief Executive Officer


Dated:  May 15, 2003                /s/  Steven R. Vigliotti
                                    ------------------------------
                                    Steven R. Vigliotti
                                    Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q.

      A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                Page 8 of 8 Pages